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Exhibit 21.1

HEALTHTRONICS SURGICAL SERVICES, INC.
SCHEDULE OF SUBSIDIARIES
(as of December 31, 2002)

HT Lithotripsy Management Company, LLC	DE	Limited Liability Company
Dallas Stone Management, L.P.	TX	Limited Partnership
Florida Lithology, Ltd.	FL	Limited Partnership
Florida Lithology II, Inc.	FL	Corporation
Gulf Coast Lithotripsy Associates, LP	TX	Limited Partnership
Heritage Medical Services of Texas, Inc.	TX	Corporation
HLE Corporation	TX	Corporation
HSC of Gulf Coast, Inc.	TX	Corporation
Litho Management, Inc.	TX	Corporation
Lithotripsy Associates of Texas, LP	TX	Limited Partnership
Metro I Stone Management, Ltd.	TX	Limited Partnership
New Jersey Kidney Stone Center, LLC	NJ	Limited Liability Company
Ohio Valley Lithotripsy Partners, LLC	DE	Limited Liability Company
TennGa Stone Group Three, LLC	TN	Limited Liability Company
Urology Services, LLC	AL	Limited Liability Company
UroVenture, LLC	AL	Limited Liability Company
Wave Form Lithotripsy, LLC	WA	Limited Liability Company
HT Orthotripsy Management Company, LLC	DE	Limited Liability Company
Bone & Joint Treatment Centers of South Florida, Ltd.	FL	Limited Partnership
Eastern Oklahoma Orthotripsy, LP	DE	Limited Partnership
Mississippi Orthotripsy Associates, LP	MS	Limited Partnership
OssaTron Medical Services of the Pacific, LP	DE	Limited Partnership
OssaTron Services of Alabama, LP	DE	Limited Partnership
OssaTron Services of Arizona, LP	DE	Limited Partnership
OssaTron Services of the Bay Area, LP	DE	Limited Partnership
OssaTron Services of the Carolinas, LP	DE	Limited Partnership
OssaTron Services of Chesapeake Bay, LP	DE	Limited Partnership
OssaTron Services of Cincinnati, LP	DE	Limited Partnership
OssaTron Services of Colorado, LP	DE	Limited Partnership
OssaTron Services of East Texas, LP	DE	Limited Partnership
OssaTron Services of Hawaii, LP	DE	Limited Partnership
OssaTron Services of Indianapolis, LP	DE	Limited Partnership
OssaTron Services of Kansas City, LP	DE	Limited Partnership
OssaTron Services of Las Vegas, LP	DE	Limited Partnership
OssaTron Services of Louisiana, LP	DE	Limited Partnership
OssaTron Services of Louisville, LP	DE	Limited Partnership
OssaTron Services of Manhattan, LP	DE	Limited Partnership
OssaTron Services of Middle Tennessee, LP	DE	Limited Partnership
OssaTron Services of Milwaukee, LP	DE	Limited Partnership
OssaTron Services of New Mexico, LP	DE	Limited Partnership
OssaTron Services of Northeast Florida, LP	DE	Limited Partnership
OssaTron Services of Northeast Iowa, LP	DE	Limited Partnership
OssaTron Services of the Ozarks, LP	DE	Limited Partnership
OssaTron Services of Providence, LP	DE	Limited Partnership
OssaTron Services of Sioux Falls, LP	DE	Limited Partnership
OssaTron Services of the South Coast, LP	DE	Limited Partnership
OssaTron Services of the Southeast I, LP	DE	Limited Partnership

OssaTron Services of Southeast Michigan, LP	DE	Limited Partnership
OssaTron Services of Southern Kansas, LP	DE	Limited Partnership
OssaTron Services of Tampa Bay, LP	DE	Limited Partnership
OssaTron Services of Tampa Bay II, LP	DE	Limited Partnership
OssaTron Services of Treasure Coast, LP	DE	Limited Partnership
OssaTron Services of the Treasure Coast II, LP	DE	Limited Partnership
OssaTron Services of the Tri-States I, LP	DE	Limited Partnership
OssaTron Services of the Twin Cities, LLLP	DE	Limited Liability Ltd Partnership
OssaTron Services of Utah, LP	DE	Limited Partnership
OssaTron Services of Western Michigan, LP	DE	Limited Partnership
OssaTron Services of Wichita Falls, LP	DE	Limited Partnership
OssaTronics of Houston, LLC	DE	Limited Liability Company
OssaTronics of Los Angeles, LLC	DE	Limited Liability Company
Orthotripsy Services of Anchorage, LP	DE	Limited Partnership
Orthotripsy Services of Atlanta, LP	DE	Limited Partnership
Orthotripsy Services of Bakersfield, LP	DE	Limited Partnership
Orthotripsy Services of Chattanooga, LP	DE	Limited Partnership
Orthotripsy Services of Chicago, LP	DE	Limited Partnership
Orthotripsy Services of Houston, LP	DE	Limited Partnership
Orthotripsy Services of Illinois, LP	DE	Limited Partnership
Orthotripsy Services of Metroplex, LP	DE	Limited Partnership
Orthotripsy Services of Ohio, LP	DE	Limited Partnership
Orthotripsy Services of Oklahoma City, LP	DE	Limited Partnership
Orthotripsy Services of Rochester, LP	DE	Limited Partnership
Orthotripsy Services of San Antonio, LP	DE	Limited Partnership
Orthotripsy Services of Seattle, LP	DE	Limited Partnership
Orthotripsy Services of Southern Idaho, LP	DE	Limited Partnership
Orthotripsy Services of Eastern Tennessee, LP	DE	Limited Partnership
Litho Group, Inc.	DE	Corporation
Allied Urological Services, LLC	DE	Limited Liability Company
Amcare, Inc.	CA	Corporation
Amcare Health Services, Inc.	PA	Corporation
Bay Area Partners, Ltd.	FL	Limited Partnership
Cambridge Health Services of Texas, Inc.	TX	Corporation
Cambridge Treemont Apartments, Inc.	TX	Corporation
Coastal Lithotripsy Associates, LP	GA	Limited Partnership
Cobb Regional Lithotripsy Partners	GA
Georgia Litho Group, LLLP	GA	Limited Partnership
Gulf South Lithotripsy	LA	Limited Partnership
Heritage Medical Services of Georgia, Inc.	GA	Corporation
Integrated Healthcare Management, Corp.	DE	Corporation
Integrated Hearing Services, Inc.	DE	Corporation
Integrated Lithotripsy of Georgia, Inc.	GA	Corporation
Integrated Orthotripsy, Inc.	DE	Corporation
International Prostate Partners
Litho Center Southwest, Ltd.	TX	Limited Partnership
Litho Center of Southwest I, Inc.	TX	Corporation
Midwest Cambridge, Inc.	IL	Corporation
Midwest Urological Stone Unit, LP	MN	Limited Partnership
Mobile Lithotripter of Indiana Partners	IN	Limited Partnership
New Jersey Urological Services, LLC	NJ	Limited Liability Company
North Georgia Lithotripsy Partners of Atlanta, LLP	GA	Limited Partnership
North Georgia Lithotripsy Partners of Augusta, LLP	GA	Limited Partnership

N.Y.L.S.A. #4, Inc.	DE	Corporation
Prostate Treatment Associates	TX	Limited Partnership
ServiceTrends, Inc.	GA	Corporation
South Georgia Lithotripsy Partners	GA
Southwest Lithotripter Partners, Ltd.	TX	Limited Partnership
T2 Lithotripter Investment, Inc.	DE	Corporation
T2 Lithotripter Investment of Indiana, Inc.	DE	Corporation
West Coast Cambridge, Inc.	CA	Corporation
West Florida Urology Associates, LLC	FL	Limited Liability Company
HT Prostate Therapy Management Company, LLC	DE	Limited Liability Company
Prostate Therapies of East Texas, Ltd.	TX	Limited Partnership
Rocky Mountain Prostate Thermotherapy, LLC	CO	Limited Liability Company
Southwest Florida Cryosurgery Associates, LLC	FL	Limited Liability Company
Tampa Bay Cryosurgery Associates, LLC	FL	Limited Liability Company
Tenn-Ga Prostate Therapies, LLC	TN	Limited Liability Company
HealthTronics Technology Services & Development, LLC	DE	Limited Liability Company

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  Exhibit 21.1
HEALTHTRONICS SURGICAL SERVICES, INC. SCHEDULE OF SUBSIDIARIES (as of December 31, 2002)